CIPRICO, INC.

                         1996 RESTRICTED STOCK PLAN (As
                       Amended though December 31, 1998))

                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

         (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

         (c) The "Company" shall mean CIPRICO, INC., a Delaware corporation.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (f) The "Participant" is the employee or officer of or consultant or advisor to the Company or any Subsidiary to whom a restricted stock award has been granted.

         (g) The "Plan" means the Ciprico, Inc. 1996 Restricted Stock Plan, as amended hereafter from time to time, including the form of restricted stock agreements as they may be modified by the Board from time to time.


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         (h) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 11) reserved for restricted stock awards pursuant to this Plan.

         (i) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers and employees upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of restricted stock awards. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company after the adoption of the Plan by the Board of Directors. In no event shall the risks of forfeiture on any restricted stock awards lapse prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained, any restricted stock awards previously granted shall be revoked.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to, the exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, the individuals to whom, and the time or times at which, restricted stock awards shall be granted, the number of shares of Stock subject to each award, the price (if any) to be paid for such shares of Stock, the risks of forfeiture that will apply to such shares of Stock and the manner in which such risks of forfeiture will lapse, and all other terms and conditions of each award.

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         The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the written restricted stock agreements (which may vary from Participant to Participant) evidencing each award and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those officers and employees of or consultants or advisors to the Company or any Subsidiary to whom restricted stock awards shall be granted under this Plan. The Board or the Committee may grant additional restricted stock awards under this Plan to some or all Participants then holding awards or may grant restricted stock awards solely or partially to new Participants. In designating Participants, the Board or the Committee shall also determine the number of shares to be awarded to each such Participant, subject to the provisions of
Section 8. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         One Hundred Fifty Thousand (150,000) shares of authorized but unissued shares of Stock shall be reserved and available for restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for restricted stock awards under this Plan shall be subject to adjustment as provided in Section 11 of the Plan. In the event that all or any part of a restricted stock award under the Plan is forfeited for any reason, the shares of Stock allocable to the portion of such award for which the risks of forfeiture have not lapsed shall continue to be reserved for restricted stock awards under the Plan and may be subject to new restricted stock awards hereunder.



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                                   SECTION 7.

                                DURATION OF PLAN

         Restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS


         Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement. The restricted stock agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Participant to Participant; provided, however, that each Participant and each restricted stock agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares. The restricted stock agreement shall state the total number of shares covered by the restricted stock award.

         (b) Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's restricted stock agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited. Until such risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

         (c) Withholding Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it as from the grant of restricted stock awards to a Participant under this Plan and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any future wages or other amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law prior to the transfer of any certificates for the shares of Stock subject to such restricted stock awards.

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                  The Participant may, subject to the discretion of the Board or the Committee, as the case may be, and such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering previously-acquired shares of Stock, including shares received pursuant to a restricted stock award on which the risks of forfeiture have lapsed, such shares having a fair market value, as of the date the amount of tax to be withheld is determined under applicable tax law, equal to such obligations. Such election shall comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) For purposes of Section 8(c), the "fair market value" of the Stock shall mean the last sale price of such stock as reported by Nasdaq on the date the amount of tax to be withheld is determined or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of such stock.

         (e) Other Provisions. The restricted stock agreement authorized under this Section 8 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable.


                                    SECTION 9

                                TRANSFER OF AWARD

         No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.


                                   SECTION 10.

                                CHANGE OF CONTROL

         Notwithstanding anything in this Plan or any restricted stock agreement to the contrary, all risks of forfeiture applicable to a Participant's restricted stock awards shall immediately lapse upon a "change of control." For purposes of this Section 10, a "change of control" shall mean any of the following events:

         (a) Any exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), merger, consolidation or

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         similar transaction (collectively referred to as the "transaction") to which the Company is a party, whether or not such transaction is approved by the Company's Board of Directors, if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power (with respect to the election of directors) of all classes of securities issued by the surviving corporation;

         (b) A change in the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing, in the aggregate, a majority of the total combined voting power of all classes of the Company's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

         (c) The sale of substantially all of the properties and assets of the Company to any person or entity which is not a wholly-owned subsidiary of the Company;

         (d) The approval of any plan or proposal for the liquidation of the Company by its shareholders; or

         (e) A change in the composition of the Board of Directors at any time during any consecutive twenty-four (24) month period such that the "Continuing Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purpose of this event, "Continuing Directors" means those members of the Board who either (1) were directors at the beginning of such consecutive twenty-four (24) month period; or (2) were elected by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then existing Board of Directors.


                                   SECTION 11.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 6 hereof and the number of shares of Stock covered by each outstanding restricted stock award shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same risks of forfeiture and other restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the restricted stock agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) that all risks of forfeiture on any outstanding restricted stock awards shall immediately lapse; (ii) that this Plan shall completely terminate and any outstanding restricted stock awards for which the risks of forfeiture have not lapsed prior to a date specified by the Board shall be cancelled; and (iii) that this Plan shall continue with respect to the any restricted stock awards which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of a restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 12.

                               INVESTMENT PURPOSE

         No shares of Stock issued pursuant to the Plan shall be transferred or otherwise disposed of by a Participant unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to a Participant, the Board or the Committee may require the Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this
Section 12.


                                   SECTION 13.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 11, shall impair the terms and conditions of any restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 11 hereof,
(ii) change the designation of the class of employees eligible to receive restricted stock awards, or (iii) materially increase the benefits accruing to Participants under the Plan, unless such revision or amendment is approved by the shareholders of the Company.

                                   SECTION 14.

                      NO OBLIGATION TO CONTINUE EMPLOYMENT

         The granting of a restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.